NYSE Amex Equities Exchange Symbol - UEC

Uranium Energy Corp Acquires Burke Hollow Project in South Texas

  17,510-Acre Property is the Newest Addition to the Company's South Texas Hub-and-Spoke Production Strategy

  Property Previously Explored by Total Minerals, 11 of the 12 Widely Spaced Drill Holes Intersected Mineralization

  Company Plans to Launch Drilling Program with Six Rigs in 60 Days

  Geologically On-trend with Several Historic and Two Active In-Situ Recovery Mines

Corpus Christi, TX, March 21, 2012 - Uranium Energy Corp. (NYSE AMEX: UEC, the "Company" or "UEC") is pleased to announce that it has acquired the rights to explore for uranium on the Burke Hollow Project, a 17,510-acre property located in eastern Bee County, Texas (the "Project"). The previously explored project is situated on the Goliad trend within the prolific South Texas Uranium Belt, and is located approximately 50 miles to the southeast of the Company's Hobson uranium processing facility.

Amir Adnani, President and CEO, stated, "The Burke Hollow Project makes a significant addition to our expanding hub-and-spoke production strategy in South Texas.  The exploration conducted by Total Minerals on this project in the 1990s demonstrated strong intercepts, and we are planning an aggressive drilling program to commence within the next sixty days.

"The Burke Hollow Project is now our largest project in South Texas in terms of acreage and, with its proximity to our centralized Hobson processing plant, holds the potential of becoming our fifth satellite project. The South Texas Uranium Belt covers a large area, approaching the size of the state of Pennsylvania, and in-situ recovery methods (ISR), the low-cost and environmentally friendly way to recover uranium, have been used to mine most of the uranium in this region. The Company is building a leadership presence in the South Texas Uranium Belt, both in terms of emerging production and acreage for future resource growth."

Ken Barrow, President of Thomson-Barrow Corporation, the mineral owner of the Project, added, "As a fifth-generation Texan, and as a degreed and trained geologist who's toured UEC's Palangana and Hobson operations, we're very pleased that UEC will be exploring the family's Burke Hollow project. UEC clearly means business, and has the technical personnel and funding to make the absolute most of this project, one that we believe holds great potential."

Total Minerals, a division of the Total Group, the France-based global energy company ("Total"), conducted exploration work and drilling on this Project in 1993 as part of its South Texas Goliad exploration program. Following geophysical and geochemical results, Total drilled 12 holes along a northwest to southeast-oriented line. Eleven of the twelve holes intersected mineralization with drill-hole placement that exceeded several thousand feet in length.

The Company owns Total's South Texas exploration program database, and its historic drill information, as noted in the table below, which indicates the occurrence of strong eU3O8 intercepts. These intercepts occur in multiple horizons within both the Goliad Formation sands and the Lissie Formation sands at depths ranging from 180 to 400 feet. This is historical information and has not been independently drill verified by Company geologists or a qualified person under Canadian NI 43-101 standards. However, given the quality of the historic data, the Company believes the data could be relevant.

Total Minerals Historical Exploration Drilling Results, 1993
Burke Hollow Project
Bee County, Texas
Hole #	Total Depth	Top of Mineralization	Thickness	Grade % eU308	Grade Thickness
BH-1	800'	Barren
BH-2	800'	228.0	10.0'	4.0X BG
BH-3	800'	228.5	1.0'	0.010	0.010
BH-3	800'	246.5	1.0'	0.010	0.010
BH-4	800'	186.5	4.5'	0.012	0.054
BH-4	800'	219.0	10.5'	0.086	0.903
BH-4	800'	365.0	4.0'	0.010	0.040
BH-4	800'	370.5	8.0'	0.021	0.168
BH-5	800'	160.0	48.0'	4.5X BG
BH-6	400'	148.0	16.0'	5.0X BG
BH-7	400'	191.5	3.0'	0.012	0.036
BH-7	400'	227.0	1.5'	0.019	0.028
BH-8	400'	182.0	4.5'	0.015	0.068
BH-8	400'	356.0	5.5'	0.020	0.110
BH-9	400'	192.5	8.5'	0.022	0.187
BH-9	400'	212.0	7.5'	0.065	0.480
BH-9	400'	367.5	11.0'	0.114	1.250
BH-10	400'	225.0	3.5'	0.033	0.115
BH-10	400'	366.0	11.0'	6.0X BG
BH-11	400'	215.0	5.5'	0.040	0.220
BH-11	400'	365.5	4.5'	0.016	0.072
BH-12	400'	179.0	10.0'	0.015	0.150
BH-12	400'	350.5	3.0'	0.030	0.090
BH-12	400'	361.0	9.0'	0.040	0.360
*BG (Background Gamma)

In addition to the exploration information at hand from the prior work completed by Total, the Company's analysis of the Project is additionally guided by a large volume of oil and gas drilling information where gamma ray recordings were made. To date, selected gamma ray well logs from forty oil and gas wells located on the Burke Hollow Project indicate that uranium mineralization may also occur in deeper intervals located below 400 feet in areas undrilled in the past by Total Minerals. The Company is still aggregating and studying available oil and gas well log information to enhance its understanding of the mineralization potential of the Project.

Company geologists are currently planning an aggressive exploration program to include a drilling campaign that will be initiated upon receipt of exploration permits from the Railroad Commission of Texas. It is anticipated that the drill program will commence in the next 60 days and will consist of a statistical grid covering the entire 17,510-acre property. Subsequent offset holes will be drilled based on results, including extending and delineating mineralized zones discovered by Total Minerals.

The technical information in this news release has been reported in accordance with the Canadian regulatory requirements set out in National Instrument 43-101 and has been approved by Andrew Kurrus, P.G., Chief Geologist, Texas, for UEC, a qualified person under NI 43-101.

About Uranium Energy Corp

Uranium Energy Corp. is a U.S.-based uranium production, development and exploration company operating North America's newest emerging uranium mine. The Company's fully licensed and permitted Hobson processing facility is central to all of its projects in South Texas, including the Palangana in-situ recovery project, which is ramping up initial production, and the Goliad in-situ recovery project which has been granted its Mine Permit and is in the initial stages of mine construction. The Company's operations are managed by professionals with a recognized profile for excellence in their industry, a profile based on many decades of hands-on experience in the key facets of uranium exploration, development and mining.

Contact North America: Investor Relations, Uranium Energy Corp:
Toll Free: (866) 748-1030
Fax: (361) 888-5041
E-mail: info@uraniumenergy.com

Stock Exchange Information:
NYSE-AMEX: UEC
Frankfurt Stock Exchange Symbol: U6Z
WKN: AØJDRR
ISN: US916896103

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes "forward-looking statements" as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as "expects" or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans, "estimates" or "intends", or stating that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved) are not statements of historical fact and should be viewed as "forward-looking statements". Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of exploration activities, variations in the underlying assumptions associated with the estimation or realization of mineral resources, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, title disputes or claims limitations on insurance coverage. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved.  Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company's ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company's filings with the Securities and Exchange Commission. For forward-looking statements in this news release, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise.  This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.